Exhibit 99.1
AmTrust Financial Services, Inc. Board Approves $150.0 million Common Share Repurchase Program
NEW YORK, Jan. 2, 2014 (GLOBE NEWSWIRE) -- AmTrust Financial Services, Inc. (Nasdaq:AFSI) (“the Company”) announced today that the Company’s Board of Directors approved the repurchase of up to $150 million of the Company’s outstanding common stock. This authorization encompasses the Company’s existing stock repurchase authorization approved by the Company’s Board of Directors in November 2007. The number, price, structure and timing of the repurchases, if any, will be at the Company’s sole discretion and repurchases will be evaluated by the Company depending on market conditions, liquidity needs and other factors. Further, the purchases will be subject to applicable securities laws and regulations, including Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The Board of Directors may suspend, modify or terminate the repurchase program at any time without prior notice. Under this repurchase program, the Company is not obligated to repurchase any particular number of shares.

About AmTrust Financial Services, Inc.
AmTrust Financial Services, Inc., headquartered in New York City, is a multinational insurance holding company, which, through its insurance carriers, offers specialty property and casualty insurance products, including workers' compensation, commercial automobile and general liability; extended service and warranty coverage. For more information about AmTrust, visit www.amtrustgroup.com, or call AmTrust toll-free at 866.203.3037.

Forward Looking Statements
This news release contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, non-receipt of expected payments from insureds or reinsurers, changes in interest rates, a downgrade in the financial strength ratings of our insurance subsidiaries, the effect of the performance of financial markets on our investment portfolio, our estimates of the fair value of our life settlement contracts, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the cost and availability of reinsurance coverage, the effects of emerging claim and coverage issues, changes in the demand for our products, our degree of success in integrating acquired businesses, the effect of general economic conditions, state and federal legislation, regulations and regulatory investigations into industry practices, risks associated with conducting business outside the United States, developments relating to existing agreements, disruptions to our business relationships with Maiden Holdings, Ltd., National General Holdings Corp., or third party agencies and warranty administrators, breaches in data security or other disruptions with our technology, heightened competition, changes in pricing environments, and changes in asset valuations. The forward-

looking statements contained in this news release are made only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statements except as may be required by law. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and its quarterly reports on Form 10-Q.
AFSI-F

CONTACT: AmTrust Financial Services, Inc. Investor Relations Elizabeth Malone CFA beth.malone@amtrustgroup.com 646.458.7924 Hilly Gross hilly.gross@amtrustgroup.com 646.458.7925